SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          ___________________________

                                   FORM T-1
                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               _________________________________________________

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)

              __________________________________________________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

NEW YORK                                                           13-5160382
(State of incorporation                                      (I.R.S. employer
if not a national bank)                                   identification No.)

1 WALL STREET                                                           10286
NEW YORK, NEW YORK                                                 (Zip Code)
(Address of principal executive offices)

                               Michael Shepherd
                               General Counsel
                               One Wall Street
                                  15th Floor
                           New York, New York 10286
                              Tel: 212 635-6748

          (Name, address and telephone number of agent for service)
                ______________________________________________
                          GRANITE MORTGAGES 03-2 PLC
             (Exact name of obligor as specified in its charter)

ENGLAND AND WALES                                            (I.R.S. employer
(State or other jurisdiction of                           identification No.)
incorporation or organization)

Fifth Floor, 100 Wood Street
London EC2V 7EX
011-44-20-7606 5451
(Address of principal executive offices)                           (Zip Code)

                  _________________________________________
      $1,245,000,000 SERIES 1 CLASS A1 FLOATING RATE NOTES DUE JULY 2017
      $1,006,000,000 SERIES 1 CLASS A2 FLOATING RATE NOTES DUE JULY 2020
       $500,000,000 SERIES 1 CLASS A3 FLOATING RATE NOTES DUE JULY 2043
        $76,500,000 SERIES 1 CLASS B FLOATING RATE NOTES DUE JULY 2043
        $15,000,000 SERIES 1 CLASS C FLOATING RATE NOTES DUE JULY 2043
         {eur}26,000,000 SERIES 2 CLASS C1 FIXED RATE NOTES DUE JULY 2043 {pound-sterling}12,000,000 SERIES 3 CLASS C FLOATING RATE NOTES DUE JULY 2043

                     (Title of the indenture securities)
                  _________________________________________

                                    GENERAL

ITEM 1.GENERAL INFORMATION.

      FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

             Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Albany, New York, 12203.

             Federal Reserve Bank of New York, District No. 2, 33 Liberty Plaza, New York, New York, 10045

             Federal Deposit Insurance Corporation, Washington, D.C., 20429.

             New York Clearing House AssociationNew York, New York 10005

      (B)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

             Yes.

ITEM 2.AFFILIATIONS WITH THE OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.


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





ITEM 16.  LIST OF EXHIBITS

       LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF
ELIGIBILITY.

       EXHIBITS IDENTIFIED IN PARANTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE `ACT') AND 17 C.F.R. 229.10(D)

       1. A copy of the Organization Certificate of the Trustee (The Bank of New York, formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibit 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637)

       2. None; Certificate of Authority being contained in the documents identified above as Exhibit 1.

       3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibit 1.

       4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019)

       5.    Not applicable.

       6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051)

       7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

       8.    Not applicable.

       9.    Not applicable.


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

                                   SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized in the City of London in the United Kingdom, on the 12th day of May, 2003.




                                      THE BANK OF NEW YORK

                                      By: /s/ Kate Russell


                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30,
2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.
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
                                                                  Dollar Amounts
                                                                    in Thousands
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin...............   $3,735,469
  Interest-bearing balances........................................    3,791,026
Securities:
  Held-to-maturity securities......................................    1,140,688
  Available-for-sale securities....................................   15,232,384
Federal funds sold in domestic offices.............................    1,286,657
Securities purchased under agreements to resell....................    1,035,718
Loans and lease financing receivables:
  Loans and leases held for sale...................................      869,285
  Loans and leases, net of unearned income...............34,695,130
  LESS: Allowance for loan and lease losses.................645,382
  Loans and leases, net of unearned income and allowance...........   34,049,784
Trading Assets.....................................................    9,044,881
Premises and fixed assets (including capitalized leases)...........      823,722
Other real estate owned............................................          788
Investments in unconsolidated subsidiaries and associated companies      226,274
Customers' liability to this bank on acceptances outstanding.......      249,803
Intangible assets..................................................
  Goodwill.........................................................    1,852,232
  Other intangible assets..........................................       54,714
Other assets.......................................................    4,961,572
                                                                      ----------
Total assets.......................................................  $78,354,951
                                                                      ----------

LIABILITIES
Deposits:
  In domestic offices..............................................  $32,962,289
  Noninterest-bearing....................................12,792,415
  Interest-bearing.......................................20,169,874
  In foreign offices, Edge and agreement subsidiaries, and IBFs....   24,148,516
  Noninterest-bearing.......................................445,725
  Interest-bearing.......................................23,702,791
Federal funds purchased in domestic offices........................      959,287
Securities sold under agreements to repurchase.....................      491,806
Trading liabilities................................................    2,916,377
Other borrowed money:
  (includes mortgage indebtedness and obligations under capitalized
  leases)..........................................................    1,691,634
Bank's liability on acceptances executed and outstanding...........      251,701
Subordinated notes and debentures..................................    2,090,000
Other liabilities..................................................    5,815,688
                                                                      ----------
Total liabilities..................................................  $71,327,298
                                                                      ----------
Minority interest in consolidated subsidiaries.....................      500,019
EQUITY CAPITAL
Perpetual preferred stock and related surplus......................            0
Common stock.......................................................    1,135,284
Surplus............................................................    1,056,724
Retained earnings..................................................    4,218,003
Accumulated other comprehensive income.............................    (117,623)
Other equity capital companies.....................................            0
Total equity capital...............................................    6,527,634
                                                                      ----------
Total liabilities minority interest and equity capital.............  $78,354,951
                                                                      ----------

      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
                                                       Thomas J. Mastro,
                                   Senior Vice President and Comptroller

      We, the undersigned directors attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi       )
Gerald L. Hassell     )    Directors
Alan R. Griffith      )



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